--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                           Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                 August 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

Georgia Tax-Free Bond Fund

* Reflecting strong economic growth, interest rates rose and bond prices fell during the six months ended August 31.

* The fund's returns were negative for the 6- and 12-month periods as income did not totally offset the drop in principal value.

* While disappointing, the fund's returns were better than those of the average Georgia bond mutual fund.

* We became more defensive in the second quarter, which helped the fund's relative performance.

* Rates may rise further if the economy remains strong, hurting total return but aiding the fund's already attractive dividend yield.

================================================================================
UPDATES AVAILABLE
================================================================================

     For updates on each fund following the end of every calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
================================================================================

The U.S. economy's above-average growth during the six months ended August 31 was good for consumers but not so good for bond investors. Interest rates rose throughout the period as investors worried about a buildup in inflationary pressures and the possibility -- which became the actuality -- of monetary tightening by the Federal Reserve. As a result, declines in taxable and municipal bond prices led to meager or negative returns on most longer-term bond funds for the period. The Georgia Bond Fund was not exempt from this trend.

================================================================================
MARKET ENVIRONMENT
================================================================================

     The U. S. economy continued its robust growth, driven by exuberant consumer spending. Although broad inflation measures did not rise appreciably, tight labor markets, low unemployment, and a rebound in energy prices raised fears that inflationary pressures were building. The fixed income markets reacted nervously to these developments and to the increasing likelihood of action by the Federal Reserve. Indeed, as summer approached, Fed Chairman Alan Greenspan served clear warning that the central bank would act to preempt a rise in inflation. Actions soon followed words as the Fed raised key short-term interest rates on June 30 and again on August 24, pushing the federal funds target rate up a total of 50 basis points (one-half of a percentage point) to 5.25%. With these moves the Fed effectively rescinded two of its three rate reductions of the previous fall, when it had moved swiftly to ease a global financial crisis. Indeed, the beginnings of recovery in many of the Asian and Latin American nations most affected by that crisis helped push the U.S. dollar lower and interest rates higher.

     [A line chart showing yields on Georgia bonds from 8/31/98 to 8/31/99.]

     Interest rates rose across all maturities, with the bellwether 30-year Treasury bond rising from the 5% area at the beginning of the year to over 6% for the first time since mid-1998. Short-term yields rose a bit more than intermediates and long-term bonds over the period. This created a flatter yield curve, which is a typical occurrence when the Fed is actively raising short-term rates. Municipal market yields, including those on Georgia bonds, also rose but lagged the rise in Treasury yields for much of the period. Municipals were helped by strong, seasonal demand in July from the reinvestment of maturing bond proceeds and other cashflows. Until August, overall returns on municipals compared favorably with their taxable counterparts, although both were modest at best.

================================================================================
          MARKET CHANGES SPELL HIGHER TAX-FREE YIELDS
================================================================================

          Structural changes are taking place in the fixed income markets resulting in higher tax-free yields for investors.

          The chart below tracks the yield on 30-year, AAA general obligation municipal bonds as a percentage of long-term Treasury bond yields since 1981. Historically, the yield on these municipal bonds has averaged about 85% of the Treasury yield. This discount reflected both the tax benefit of municipals and uncertainty about future tax laws. Investors in the 31% federal tax bracket, for example, keep only
          69%  of  their  income  from  taxable  bonds.
          Therefore, they would logically be attracted to high-quality municipal bonds offering 85% or more of the prevailing Treasury yield.

          The sharp spike in  municipal  yields in 1986
          reflects the tax reform debate, which posed a
          threat  to  municipal   bonds'   federal  tax
          exemption. Accordingly, municipal bond yields
          reached parity with Treasury yields. However,
          when the Tax  Reform Act of 1986 left the tax
          benefit  intact,  municipal  bond prices rose
          sharply  until  yields  had  fallen  to  more
          normal  levels.  Recently,  different  forces
          have been at work that go beyond  the  impact
          of 1998's global  financial  crisis.  At that
          time,  shaky world markets  prompted  foreign
          investors   (who   have  no  need   for  U.S.
          tax-exempt bonds) to buy Treasuries, and Treasury y ields plunged to near parity with municipals.

          Since then, Treasury yields have returned to pre-crisis levels, but municipal yields are again unusually high at about 94% of Treasury yields. According to Mary Miller, director of the T. Rowe Price municipal bond department, the current relationship is "illogical from a tax standpoint" but unlikely to change soon.

          For one thing, the supply of Treasury debt is
          shrinking due to the federal budget  surplus,
          while outstanding  municipal supply continues
          to grow.  In addition,  the supply of taxable
          bonds    outside   of    TreasuriesNincluding
          corporate, asset-backed and mortgage-backed bondsNhas also risen, and this has created more competition in the market. As a result, even as tax-exempt yields have risen in relation to Treasury yields over the past two years, they have fallen in relation to the yields on other high-quality taxable bonds.

          Over time,  income makes up the vast majority
          of a bond investor's total return. Therefore,
          these  developments  have given investors the
          opportunity   to  earn   higher-than-expected
          tax-free income with little or no sacrifice of credit quality.

--------------------------------------------------------------------------------
     [Municipal Treasury Yield ratio chart showing 1981-8/99 Tresury ratio and Treasury Average. Source: Municipal Market Data.]
================================================================================

     In August, however, this trend reversed. A huge supply of corporate bonds came to market, pushing up yields on these taxable bonds and attracting "crossover" institutional buyers N those who buy either corporate or municipal bonds depending on their after-tax yields.

     The drop in demand for municipals from these institutional investors (some of whom also sold municipals from their portfolios) combined with the reluctance by dealers to add to their bond inventories created a weak market tone. After outperforming taxable bonds through July, municipals lost ground in August, and their performance fell more in line with the taxable side for the entire six-month period.

============================
Until August, overall
returns on municipals
compared favorably with
their taxable counterparts,
although both were
modest . . .
----------------------------


     The Georgia economy remained robust. Positive trends such as strong job creation, population growth, conservative financial management, and a low debt burden continued to support the state's AAA credit rating. Through July of 1999, unemployment remained at a low 3.7%, and Georgia outpaced the nation with nonfarm employment growth above 3%. Job growth benefited from the fast-growing services sector (especially business, transportation, and health services), which more than offset recent employment losses in the manufacturing sector. The Atlanta area is estimated to account for 80% of the state's job and population gains, and the area's infrastructure is now confronting growth-related strains in transportation and water and sewer services.

     For the fourth straight year, Georgia closed its fiscal year with a general fund operating surplus, which allowed the state to increase its general fund balance. This provides substantial financial flexibility and a cushion in case of an economic downturn. Overall revenues for fiscal 1999 are already up 7.7% over prior-year levels, led by increases in individual income and sales taxes. The state projects yet another sizable operating surplus for the current year. Conservative borrowing policies continued to allow debt levels to remain low at 2.8% of personal income, and debt service accounted for a manageable 5.6% of estimated 1999 revenues. Bond issuance is expected to remain stable, although the new Georgia Regional Transportation Authority has the power to borrow up to $1 billion. This should not hurt Georgia's credit standing, however.

================================================================================
PERFORMANCE AND STRATEGY REVIEW
================================================================================

PERFORMANCE COMPARISON
----------------------

Periods Ended 8/31/99           6 Months    12 Months
---------------------           --------    ---------
Georgia Tax-Free Bond Fund       -3.05%      -0.92%

Lipper Georgia Municipal Debt
Funds Average                    -3.36       -1.58

================================================================================

     The Georgia municipal market and your fund suffered along with all fixed income markets in the past six months as rates rose sharply. Principal return was down for both the 6- and 12-month periods. For the longer period, the fund's steady income component offset virtually all of the principal decline, resulting in a smaller negative return. The difficult market conditions during the past six months, however, led to a larger overall loss. Total returns for both periods, while disappointing, comfortably exceeded the fund's peer group averages. Relative returns were aided by your fund's more defensive structure and by below-average fees.

     We have held to three fundamental principles in the management of your fund:

          * use strong credit analysis to separate the strong issuers from the weak;

          * provide intensive market surveillance through experienced trading to take advantage of any inefficiencies in the municipal market; and

          * combine our knowledge of market and economic trends to assemble the best possible portfolio that meets the objectives of our shareholders and reflects our outlook.

     We brought all of these to bear in this period.

     The rising tide of the strong national and local economy strengthens tax-supported credits. Therefore, we have emphasized state and local general obligation credits in security selection, with the combined allocation to such bonds remaining a primary emphasis in the portfolio. In contrast, the health care area, particularly hospitals, has been under pressure from the stricter reimbursement environment, and we cut our hospital exposure from 10% to 3% in the past six months.

=============================
Realizing losses helps
us increase fund income
and also minimize or
avoid future distributions
of capital gains.
-----------------------------

     Municipal interest rates have risen almost 100 basis points (one percentage point) from the extraordinary environment of October 1998. As they rose, we increased our trading activity to realize losses where available and reinvested the proceeds into higher-yielding securities as opportunities arose. Realizing losses helps us increase fund income and also minimize or avoid future distributions of capital gains.

     Finally, as financial market conditions worsened in the second quarter we shifted to a more defensive posture, which helped relative performance over a difficult summer. While the fund's duration at the beginning and end of the period (shown in the Key Statistics table on page 7) was little changed, we took steps to offset the duration extension that occurs in a rising rate environment when the likelihood of callable bonds being retired early diminishes.

================================================================================
OUTLOOK
================================================================================

     The fixed income markets are entering a period of uncertainty caused primarily by conjecture regarding Federal Reserve monetary policy. The Fed is keeping a close eye on inflationary buildup, particularly in the labor markets, and could tighten another 25 basis points if it intends to move the federal funds rate back to its level of a year ago. On the other hand, the Fed wants to maintain a liquid and orderly market going into the end of the year.

     The risks in the market appear to be weighted toward higher interest rates unless the economy slows without Fed action over the next few months. This environment would not be particularly favorable for overall bond returns but may enhance the already attractive level of income generated by Georgia tax-free municipal bonds. Yields on long-term municipals remain unusually high relative to taxable bonds with similar characteristics, as discussed on page 2. We expect to maintain our cautious approach in managing your fund and will continue to seek opportunities to increase income.

Respectfully submitted,

/s/

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
September 20, 1999

================================================================================
T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
----------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------

KEY STATISTICS
--------------
                                                         2/28/99      8/31/99
                                                         -------      -------
Price Per Share                                          $11.03       $10.45
Dividends Per Share
     For 6 months                                          0.25         0.25
     For 12 months                                         0.50         0.50

Dividend Yield *
     For 6 months                                          4.63%        4.76%
     For 12 months                                         4.67         4.88

30-Day Standardized Yield                                  3.95         4.61

Weighted Average Maturity (years)                          15.2         15.3

Weighted Average Effective Duration (years)                7.7          7.8

Weighted Average Quality **                                AA-          AA-

     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the fund's net asset value at the end of the period.
     **   Based on T. Rowe Price research.

================================================================================

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
----------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                        Percent of   Percent of
                                                        Net Assets   Net Assets
                                                          2/28/99      8/31/99
                                                          -------      -------
Nuclear Revenue                                              8%            17%
General Obligation - Local                                  13             14
Prerefunded Bonds                                           13             12
Water and Sewer Revenue                                     13             11
Housing Finance Revenue                                      7              8
Industrial and Pollution Control Revenue                     7              8
Escrowed to Maturity                                         5              5
General Obligation - State                                   7              4
Life Care/Nursing Home Revenue                               2              4
Educational Revenue                                          3              3
Dedicated Tax Revenue                                        3              3
Hospital Revenue                                            10              3
Air and Sea Transportation Revenue                           2              2
Miscellaneous Revenue                                        2              2
Electric Revenue                                             4              2
All Other                                                    1              1
Other Assets Less Liabilities                                -              1
Total                                                      100%           100%

================================================================================

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
----------------------------------------

PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from the fund returns as well as mutual fund averages and indexes.

[SEC chart for Georgia shown here]


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
Periods Ended 8/31/99        1 Year    3 Years   5 Years   Inception       Date
---------------------        ------    -------   -------   ---------       ----
Georgia Tax-Free Bond Fund   -0.92%    5.59%       6.24%       5.83%    3/31/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
----------------------------------------                              Unaudited
                                 For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------

                              6 Months        Year
                                 Ended       Ended
                               8/31/99     2/28/99     2/28/98     2/28/97     2/29/96     2/28/95
  NET ASSET VALUE
  Beginning of period       $    11.03  $    10.92  $    10.44  $    10.44  $     9.93  $    10.37
----------------------------------------------------------------------------------------------------

  Investment activities
    Net investment income         0.25*       0.50*       0.51*       0.52*       0.52*       0.51*
    Net realized and
    unrealized gain (loss)       (0.58)       0.11        0.48          -         0.51       (0.39)
----------------------------------------------------------------------------------------------------

    Total from
    investment activities        (0.33)       0.61        0.99        0.52        1.03        0.12
----------------------------------------------------------------------------------------------------

  Distributions
    Net investment income        (0.25)      (0.50)      (0.51)      (0.52)      (0.52)      (0.51)
    Net realized gain               -           -           -           -            -       (0.05)
----------------------------------------------------------------------------------------------------

    Total distributions          (0.25)      (0.50)      (0.51)      (0.52)      (0.52)      (0.56)
----------------------------------------------------------------------------------------------------
  NET ASSET VALUE
====================================================================================================
  End of period             $    10.45  $    11.03  $    10.92  $    10.44  $    10.44  $     9.93
====================================================================================================


==Ratios/Supplemental=Data==========================================================================

  Total return**                 (3.05)%*    5.73%*      9.70%*      5.15%*      10.62%*     1.42%*
----------------------------------------------------------------------------------------------------
  Ratio of total expenses to
  average net assets              0.65%*+    0.65%*      0.65%*      0.65%*      0.65%*      0.65%*
----------------------------------------------------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                      4.57%*+    4.59%*      4.79%*      5.01%*      5.09%*      5.26%*
----------------------------------------------------------------------------------------------------
  Portfolio turnover rate        51.3%+      19.9%       49.0%       71.1%       71.5%       170.2%
----------------------------------------------------------------------------------------------------
  Net assets, end of period
  (in thousands)            $  61,527  $   62,037  $   49,455   $  38,726   $   32,500   $   23,338
----------------------------------------------------------------------------------------------------

     **   Total return  reflects the rate that an investor  would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     *    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/01.
     +    Annualized


The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
----------------------------------------
Unaudited                                                       August 31, 1999

STATEMENT OF NET ASSETS

                                                                     Par             Value
                                                                        In thousands
GEORGIA  93.9%
Albany Dougherty Payroll Dev. Auth., Solid Waste Disposal
        5.20%, 5/15/28 *                                       $      1,000   $         913
------------------------------------------------------------------------------------------------------
Americus and Sumter County Hosp. Auth., Magnolia Manor
        6.375%, 5/15/29                                               1,000             950
------------------------------------------------------------------------------------------------------
Athens-Clarke Residential Care Fac. for the Elderly Auth.
    Wesley Woods of Athens
        5.30%, 10/1/01                                                  500             501
------------------------------------------------------------------------------------------------------
        6.375%, 10/1/27                                                 600             579
------------------------------------------------------------------------------------------------------
Atlanta Airport Fac.
        Zero Coupon, 1/1/10 *                                         1,285             708
------------------------------------------------------------------------------------------------------
        6.50%, 1/1/13 (FGIC Insured) *                                  500             521
------------------------------------------------------------------------------------------------------
Atlanta Special Purpose Fac., Delta Airlines, 7.90%, 12/1/18 *          415             426
------------------------------------------------------------------------------------------------------
Atlanta Water and Sewer, Water and Wastewater
        5.00%, 11/1/29 (FGIC Insured)                                   500             446
------------------------------------------------------------------------------------------------------
Brunswick and Glynn County Dev., Georgia-Pacific
        5.55%, 3/1/26 *                                               1,000             917
------------------------------------------------------------------------------------------------------
Burke County Dev. Auth., PCR
    Georgia Power
        VRDN (Currently 3.10%)                                          300             300
------------------------------------------------------------------------------------------------------
        VRDN (Currently 3.15%)                                          300             300
------------------------------------------------------------------------------------------------------
        5.75%, 9/1/23 (MBIA Insured)                                    550             542
------------------------------------------------------------------------------------------------------
    Oglethorpe Power
        7.80%, 1/1/08 (MBIA Insured)
        (Prerefunded 1/1/03+)                                           560             633
------------------------------------------------------------------------------------------------------
    Power Plant Vogtle
        VRDN (Currently 3.00%)                                          600             600
------------------------------------------------------------------------------------------------------
        VRDN (Currently 3.05%) *                                        800             800
------------------------------------------------------------------------------------------------------
        5.40%, 5/1/34                                                 1,500           1,377
------------------------------------------------------------------------------------------------------


Cartersville Dev. Auth., PCR, Anheuser Busch, 6.75%, 2/1/12 *         1,000           1,063
------------------------------------------------------------------------------------------------------
Chatham County School Dist., GO
        5.00%, 8/1/10                                                 1,000             997
------------------------------------------------------------------------------------------------------
        6.25%, 8/1/16 (Prerefunded 8/1/03+)                             625             676
------------------------------------------------------------------------------------------------------
        6.75%, 8/1/18 (MBIA Insured)
        (Prerefunded 8/1/03+)                                           750             826
------------------------------------------------------------------------------------------------------
Cherokee County School District, GO, 5.00%, 2/1/14                      500             481
------------------------------------------------------------------------------------------------------
Cherokee County Water and Sewage Auth.
        5.50%, 8/1/23 (MBIA Insured)                           $      1,000   $         992
------------------------------------------------------------------------------------------------------
Cobb-Marietta Coliseum and Exhibition Hall Auth.
        5.50%, 10/1/18 (MBIA Insured)                                   500             499
------------------------------------------------------------------------------------------------------
Columbia County, Courthouse/Detention Center, 5.625%, 2/1/20          1,500           1,483
------------------------------------------------------------------------------------------------------
Coweta County Residential Care Fac. for the Elderly Auth.
    Wesley Woods of Newnan-Peachtree City
        8.25%, 10/1/26                                                  500             556
------------------------------------------------------------------------------------------------------
Dalton Dev. Auth., Hamilton Health Care
        5.25%, 8/15/10 (MBIA Insured)                                   520             520
------------------------------------------------------------------------------------------------------
DeKalb County Dev. Auth., Emory Univ., 6.00%, 10/1/14                   550             572
------------------------------------------------------------------------------------------------------
Effingham County Dev. Auth., Fort James, 5.625%, 7/1/18 *               600             566
------------------------------------------------------------------------------------------------------
Forsyth County School Dist., 5.125%, 7/1/15                             500             486
------------------------------------------------------------------------------------------------------
Fulton County Dev. Auth., PCR, Special Fac., Delta Airlines
        6.95%, 11/1/12                                                  500             525
------------------------------------------------------------------------------------------------------
Fulton County Housing Auth., Single Family
        6.55%, 3/1/18 (GNMA Guaranteed) *                               165             171
------------------------------------------------------------------------------------------------------
Fulton County School Dist., GO, 6.375%, 5/1/17                          830             912
------------------------------------------------------------------------------------------------------
Fulton County Water and Sewage
        4.75%, 1/1/28 (FGIC Insured)                                  1,000             852
------------------------------------------------------------------------------------------------------
        6.25%, 1/1/09 (FGIC Insured)                                  1,000           1,095
------------------------------------------------------------------------------------------------------
        6.375%, 1/1/14 (FGIC Insured)
        (Escrowed to Maturity)                                          600             663
------------------------------------------------------------------------------------------------------
Gainesville Water and Sewage, 6.00%, 11/15/12 (FGIC Insured)          1,000           1,071
------------------------------------------------------------------------------------------------------


Georgia, GO
        6.25%, 4/1/14                                                 1,000           1,094
------------------------------------------------------------------------------------------------------
        6.50%, 4/1/09                                                   550             616
------------------------------------------------------------------------------------------------------
Georgia Housing and Fin. Auth.
    Home Ownership, 6.60%, 6/1/25 *                                     250             260
------------------------------------------------------------------------------------------------------
    Single Family Mortgage
        5.80%, 12/1/26 *                                              1,000             976
------------------------------------------------------------------------------------------------------
        6.05%, 12/1/16 *                                                500             511
------------------------------------------------------------------------------------------------------
        6.125%, 12/1/15                                                 420             432
------------------------------------------------------------------------------------------------------
        6.25%, 12/1/28 *                                                500             516
------------------------------------------------------------------------------------------------------
        6.50%, 12/1/17 (FHA Guaranteed) *                             1,000           1,036
------------------------------------------------------------------------------------------------------
        6.60%, 12/1/23 (FHA Guaranteed) *                               555             577
------------------------------------------------------------------------------------------------------
Georgia Housing and Fin. Auth.
    Single Family Mortgage
        6.65%, 12/1/20 *                                       $        480   $         500
------------------------------------------------------------------------------------------------------
Georgia Municipal Gas Auth., Southern Storage Gas, 6.00%, 7/1/04        500             530
------------------------------------------------------------------------------------------------------
Gwinnett County Water and Sewer Auth., 5.25%, 8/1/18                    600             573
------------------------------------------------------------------------------------------------------
Hall County and Gainsville Hosp. Auth.
    Northeast Georgia Health Systems
        5.50%, 5/15/29 (MBIA Insured)                                   500             477
------------------------------------------------------------------------------------------------------
Hall County School Dist., GO
        6.30%, 12/1/07 (AMBAC Insured)
        (Prerefunded 12/1/04+)                                        1,000           1,101
------------------------------------------------------------------------------------------------------
Henry County School Dist., GO, 6.00%, 8/1/14 (MBIA Insured)             330             345
------------------------------------------------------------------------------------------------------
Jackson County School Dist., GO, 6.00%, 7/1/14 (MBIA Insured)         1,000           1,082
------------------------------------------------------------------------------------------------------
Macon Water Auth., 5.25%, 10/1/16                                       500             485
------------------------------------------------------------------------------------------------------
Meriwether County School Dist., 5.50%, 2/1/16 (FSA Insured)           1,000             997
------------------------------------------------------------------------------------------------------
Metropolitan Atlanta Rapid Transit Auth.
    Sales Tax
        5.50%, 7/1/17 (MBIA Insured)                                  1,000             992
------------------------------------------------------------------------------------------------------
        6.90%, 7/1/20 (MBIA Insured)
        (Prerefunded 7/1/04+)                                         1,325           1,485
------------------------------------------------------------------------------------------------------
        7.00%, 7/1/11 (Escrowed to Maturity)                          1,335           1,542
------------------------------------------------------------------------------------------------------
        7.00%, 7/1/11 (MBIA Insured)
        (Escrowed to Maturity)                                          635             735
------------------------------------------------------------------------------------------------------


Milledgeville, Water and Sewer, 6.00%, 12/1/21 (FSA Insured)            500             529
------------------------------------------------------------------------------------------------------
Monroe County Dev. Auth., PCR, Georgia Power Company
        VRDN (Currently 3.15%)                                          500             500
------------------------------------------------------------------------------------------------------
Municipal Electric Auth. of Georgia
        Zero Coupon, 1/1/09                                           1,000             581
------------------------------------------------------------------------------------------------------
        5.70%, 1/1/19 (MBIA Insured)                                    300             305
------------------------------------------------------------------------------------------------------
        6.50%, 1/1/12                                                   520             570
------------------------------------------------------------------------------------------------------
        6.60%, 1/1/18                                                 1,035           1,147
------------------------------------------------------------------------------------------------------
        7.25%, 1/1/24 (AMBAC Insured)                                 1,000           1,213
------------------------------------------------------------------------------------------------------
Paulding County
        Water and Sewer, 6.00%, 12/1/13 (MBIA Insured)                1,000           1,068
------------------------------------------------------------------------------------------------------
        School Dist., GO, 6.00%, 2/1/13 (MBIA Insured)                1,000           1,066
------------------------------------------------------------------------------------------------------
Peach County School Dist., GO, 6.40%, 2/1/19 (MBIA Insured)             500             551
------------------------------------------------------------------------------------------------------
Private Colleges and Univ. Auth.
    Agnes Scott College, 4.75%, 6/1/28 (MBIA Insured)          $        750   $         638
------------------------------------------------------------------------------------------------------
    Mercer Univ., 5.375%, 10/1/29                                     1,000             918
------------------------------------------------------------------------------------------------------
Putnam County Dev. Auth., PCR
    Georgia Power Plant Branch Project
        VRDN (Currently 3.15%)                                        1,300           1,300
------------------------------------------------------------------------------------------------------
        VRDN (Currently 3.25%)                                          900             900
------------------------------------------------------------------------------------------------------
Rockdale County Dev. Auth., Solid Waste Disposal, Visy Paper
        7.40%, 1/1/16 *                                                 470             488
------------------------------------------------------------------------------------------------------
Rockdale County School Dist., GO, 6.50%, 1/1/09                       1,000           1,091
------------------------------------------------------------------------------------------------------
Savannah Economic Dev. Auth., Union Camp, 6.15%, 3/1/17                 500             524
------------------------------------------------------------------------------------------------------
Savannah Hosp. Auth., 5.25%, 7/1/13 (FSA Insured)                       940             921
------------------------------------------------------------------------------------------------------
Smyrna Downtown Dev. Auth.
        6.70%, 2/1/20 (MBIA Insured)
        (Prerefunded 2/1/05+)                                         1,000           1,116
------------------------------------------------------------------------------------------------------
Total Georgia (Cost  $57,492)                                                        57,807
------------------------------------------------------------------------------------------------------




PUERTO=RICO==5.0%=====================================================================================

Puerto Rico Electric Power Auth., 5.25%, 7/1/13 (MBIA Insured)        1,000             999
------------------------------------------------------------------------------------------------------
Puerto Rico Highway and Transportation Auth.
        6.625%, 7/1/12 (FSA Insured)                                  1,000           1,064
------------------------------------------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, GO
        5.50%, 7/1/21 (FSA Insured)                                   1,000           1,001
------------------------------------------------------------------------------------------------------
Total Puerto Rico (Cost  $3,060)                                                      3,064

 98.9% of Net Assets (Cost  $60,552)                                    $      60,871

 Other Assets Less Liabilities                                                    656

 NET ASSETS                                                             $      61,527

 Net Assets Consist of:
 Accumulated net investment income - net of distributions               $           1
 Accumulated net realized gain/loss - net of distributions                       (631)
 Net unrealized gain (loss)                                                       319
 Paid-in-capital applicable to 5,888,495 shares of no par value shares of beneficial interest outstanding; unlimited
     number of shares authorized                                               61,838

 NET ASSETS                                                             $      61,527

 NET ASSET VALUE PER SHARE                                              $       10.45

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
   FHA  Federal Housing Authority
   FSA  Financial Security Assurance Corp.
  GNMA  Government National Mortgage Association
    GO  General Obligation
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
----------------------------------------                              Unaudited

STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                      6 Months
                                                                         Ended
                                                                       8/31/99
==Investment=Income=============================================================
  Interest income                                                 $      1,657
--------------------------------------------------------------------------------
  Expenses
   Investment management                                                    96
   Custody and accounting                                                   50
   Shareholder servicing                                                    34
   Prospectus and shareholder reports                                       11
   Legal and audit                                                           8
   Trustees                                                                  3
   Registration                                                              2
   Miscellaneous                                                             2
--------------------------------------------------------------------------------
   Total expenses                                                          206
   Expenses paid indirectly                                                 (1)
--------------------------------------------------------------------------------
   Net expenses                                                            205
--------------------------------------------------------------------------------
  Net investment income                                                  1,452
--------------------------------------------------------------------------------
==Realized=and=Unrealized=Gain=(Loss)===========================================
  Net realized gain (loss)
   Securities                                                             (210)
   Futures                                                                   8
--------------------------------------------------------------------------------
   Net realized gain (loss)                                               (202)
  Change in net unrealized gain or loss on securities                   (3,191)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                               (3,393)
--------------------------------------------------------------------------------

  INCREASE (DECREASE) IN NET
================================================================================
  ASSETS FROM OPERATIONS                                          $     (1,941)
================================================================================

The accompanying notes are an integral part of these financial statements.

===============================================================================

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
----------------------------------------                              Unaudited
    STATEMENT OF CHANGES IN NET ASSETS
    ----------------------------------

    In thousands
                                                       6 Months           Year
                                                          Ended          Ended
                                                        8/31/99        2/28/99

==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Net investment income                             $    1,452    $     2,519
   Net realized gain (loss)                                (202)           245
   Change in net unrealized gain or loss                 (3,191)           258
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     (1,941)         3,022
-------------------------------------------------------------------------------

  Distributions to shareholders
   Net investment income                                 (1,452)        (2,519)
-------------------------------------------------------------------------------

  Capital share transactions*
   Shares sold                                            9,001         20,966
   Distributions reinvested                               1,150          1,991
   Shares redeemed                                       (7,268)       (10,878)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                     2,883         12,079

==Net=Assets===================================================================
  Increase (decrease) during period                        (510)        12,582
  Beginning of period                                    62,037         49,455

  End of period                                      $   61,527    $    62,037
--------------------------------------------------------------------------------
*Share information
   Shares sold                                              831          1,909
   Distributions reinvested                                 107            181
   Shares redeemed                                         (677)          (993)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding                261          1,097


The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
----------------------------------------                              Unaudited
August 31, 1999

NOTES TO FINANCIAL STATEMENTS
-----------------------------

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $15,947,000 and $15,230,000, respectively, for the six months ended August 31, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 1999, the fund had capital loss carryforwards for federal income tax purposes of $363,000, all of which expires in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $60,552,000. Net unrealized gain aggregated $319,000 at period-end, of which $1,506,000 related to appreciated investments and $1,187,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $19,000 was payable at August 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $37,000 of management fees were not accrued by the fund for the six months ended August 31, 1999. Additionally, $152,000 of unaccrued management fees related to a previous agreement are subject to reimbursement through February 28, 2001.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $62,000 for the six months ended August 31, 1999, of which $11,000 was payable at period-end.

================================================================================
T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------

   INVESTMENT SERVICES AND INFORMATION
   -----------------------------------

                    KNOWLEDGEABLE SERVICE REPRESENTATIVES

                    BY PHONE  1-800-225-5132  Available Monday through
               Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

                    IN  PERSON  Available  in T. Rowe  Price  Investor
               Centers.

                   ACCOUNT SERVICES
                   ----------------

                    CHECKING  Available  on most  fixed  income  funds
               ($500 minimum).

                    AUTOMATIC  INVESTING  From  your bank  account  or
               paycheck.

                    AUTOMATIC    WITHDRAWAL    Scheduled,    automatic
               redemptions.

                    DISTRIBUTION  OPTIONS  Reinvest all, some, or none
               of your distributions.

                    AUTOMATED      24-HOUR     SERVICES      Including
               Tele*AccessRegistration Mark and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

                   BROKERAGE SERVICES*
                   -------------------

                    INDIVIDUAL  INVESTMENTS  Stocks,  bonds,  options,
               precious metals, and other securities at a savings over full-service commission rates.**

                    INVESTMENT INFORMATION
                    ----------------------

                    COMBINED  STATEMENT  Overview of all your accounts
               with T. Rowe Price.

                    SHAREHOLDER  REPORTS  Fund  managers'  reviews  of
               their strategies and results.

                    T.  ROWE   PRICE   REPORT   Quarterly   investment
               newsletter discussing markets and financial strategies.

                    PERFORMANCE UPDATE Quarterly review of all T. Rowe
               Price fund results.

                    INSIGHTS   Educational   reports   on   investment
               strategies and financial markets.

                    INVESTMENT  GUIDES  Asset Mix  Worksheet,  College
               Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               *              T. Rowe Price Brokerage is a division of
                              T. Rowe Price Investment Services, Inc.,
                              Member NASD/SIPC.

               ** Based on a January 1999 survey for representative-assisted stock trades.
                              Services vary by firm, and commissions may vary depending on size of order.

======================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAININFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive
Los Angeles Area

WARNER CENTER
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F92-051  8/31/99